Exhibit 99.1

EXECUTION COPY

LINCOLN EDUCATIONAL SERVICES CORPORATION

(a New Jersey corporation)

5,500,000 Shares of Common Stock

PURCHASE AGREEMENT

Dated:  February 11, 2009

LINCOLN EDUCATIONAL SERVICES CORPORATION

(a New Jersey corporation)

5,500,000 Shares of Common Stock

(No Par Value Per Share)

PURCHASE AGREEMENT

February 11, 2009

CREDIT SUISSE SECURITIES (USA) LLC

11 Madison Avenue

New York, New York  10010

BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, NY 10019

as Representatives of the several Underwriters

Ladies and Gentlemen:

Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”), and the persons listed in Schedule B hereto (the “Selling Shareholders”), confirm their respective agreements with Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Barclays Capital Inc. (“Barclays Capital”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Credit Suisse and Barclays Capital are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, no par value per share, of the Company (the “Common Stock”) set forth in Schedules A and B hereto and (ii) the grant by the Company, Back to School Acquisition, L.L.C. and Five Mile River Capital Partners LLC to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 825,000 additional shares of Common Stock to cover overallotments, if any.  The aforesaid 5,500,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 825,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”  Of the Initial Securities, the Company is selling 1,000,000 shares and the Selling Shareholders are selling in the aggregate 4,500,000 shares.

The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-152854), including a prospectus, covering the registration of the Securities under the Securities Act of 1933, as amended (the “1933 Act”).   Such registration

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statement, in the form in which it became effective, as amended through the Applicable Time (as defined below), including all documents incorporated or deemed to be incorporated by reference therein through the Applicable Time, and including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the 1933 Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is herein referred to as the “Registration Statement”.  Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement.

The Company has prepared and filed with the Commission a preliminary prospectus supplement dated February 3, 2009 relating to the Securities.  The term “Preliminary Prospectus” means such preliminary prospectus supplement together with the prospectus included in the Registration Statement at the time it became effective, and all documents incorporated or deemed to be incorporated therein by reference.  Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement relating to the Securities in accordance with the provisions of Rule 424(b) (“Rule 424(b)”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”).  Such final prospectus supplement in the form first furnished to the Underwriters for use in connection with the offering of the Securities, together with the prospectus included in the Registration Statement at the time it became effective and all documents incorporated or deemed to be incorporated by reference therein, is herein referred to as the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, Preliminary Prospectus, Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, the Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, the Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing after the date hereof and prior to the completion of the offering of the Securities of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, Preliminary Prospectus or Prospectus, as the case may be.

SECTION 1.                                Representations and Warranties.

(a)                                  Representations and Warranties by the Company.  The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time referred to in Section 1(a)(ii) hereof and as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

(i)                                     Registration Requirements. At the time of filing the Registration Statement and at the date hereof, the Company met and meets the requirements for use of Form S-3 under the 1933 Act to register the sale of the Securities by the Company and the Selling Shareholders as contemplated hereby.

(ii)                                  Registration Statement, Prospectus and Disclosure at Time of Sale.  The Registration Statement became effective under the 1933 Act on September 12, 2008, and any

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post-effective amendment thereto also became effective under the 1933 Act.  No stop order or notice suspending the effectiveness or use of the Registration Statement, any post-effective amendment thereto, the Preliminary Prospectus or the Prospectus has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement and any post-effective amendment thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below), if any, issued at or prior to the Applicable Time, the Preliminary Prospectus and the information included on Schedule G hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), if any, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 5:00 pm (Eastern time) on February 11, 2009 or such other time as agreed by the Company and the Representatives.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission pursuant to Rule 433(d) or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule E hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

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The Company has made available a “bona fide electronic road show,” as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the “Bona Fide Electronic Road Show”) which is not required to be filed with the Commission in connection with the offering of the Securities.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, General Disclosure Package or Prospectus, including any document incorporated by reference therein and the Preliminary Prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the General Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

The Preliminary Prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the 1933 Act Regulations and the Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

At the time of filing the Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the 1933 Act Regulations.

(iii)                               Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the General Disclosure Package, (a) at the time the Registration Statement became effective, (b) at the earlier of the time the General Disclosure Package was first used and the Applicable Time and (c) at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv)                              Independent Accountants.  Deloitte & Touche LLP, who certified the financial statements and supporting schedule included or incorporated by reference in the Registration Statement, is an independent registered public accounting firm with respect to the Company in accordance with the provisions of the 1933 Act and the 1933 Act Regulations.

(v)                                 Financial Statements.  The financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company

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and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved.  The supporting schedules included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, if any, present fairly in accordance with GAAP the information required to be stated therein.  The summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included by reference in the Registration Statement.  All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.

(vi)                              No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(vii)                           Good Standing of the Company.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New Jersey and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(viii)                        Good Standing of Subsidiaries.  Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X, each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest,

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mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.  The only subsidiaries of the Company are the subsidiaries listed on Schedule F hereto.

(ix)                                Capitalization.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Preliminary Prospectus under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to or incorporated by reference in the Preliminary Prospectus or pursuant to the exercise of convertible securities or options referred to or incorporated by reference in the Preliminary Prospectus).  The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(x)                                   Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(xi)                                Description of the Securities.  The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully-paid and non-assessable; the Securities conform to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus; the description of the Common Stock contained in the Registration Statement, the General Disclosure Package and the Prospectus conforms to the rights set forth in the governing instruments defining the rights of holders of the Common Stock; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company that have not been waived.

(xii)                             Absence of Defaults and Conflicts.  Neither the Company nor any of its subsidiaries is (a) in violation of its charter or by-laws or (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”) except for such defaults that would not, singly or in the aggregate,  reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities by the Company and the use of the proceeds from such sale as described in the Preliminary Prospectus and the Prospectus under the caption “Use of Proceeds” and the sale of the Securities by the Selling Shareholders) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would

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not, singly or in the aggregate,  reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of (A) the provisions of the charter or by-laws of the Company or any subsidiary or (B) except for any such violation that would not reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations, including, without limitation, the Higher Education Act of 1965, as amended, and the regulations promulgated thereunder (the “HEA”).  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(xiii)                          Absence of Labor Dispute.  No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xiv)                         Compliance with Laws; Absence of Proceedings.  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus (other than as disclosed therein), or which might reasonably be expected, singly or in the aggregate,  to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, the Preliminary Prospectus  or the Prospectus, including ordinary routine litigation incidental to the business, could not, singly or in the aggregate,  reasonably be expected to result in a Material Adverse Effect.

(xv)                            No Change of Control.  The sale of the Securities by the Selling Shareholders and the consummation of the transactions contemplated herein and in the Registration Statement will not constitute a change in ownership resulting in a “change of control” of the Company as defined under the HEA.

(xvi)                         Accuracy of Exhibits.  There are no contracts or documents which are required by the 1933 Act, 1933 Act Regulations, 1934 Act, 1934 Act Regulations or the applicable forms thereunder, to be described in the Registration Statement, the General Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xvii)                      Regulatory Environment.  The statements included or incorporated by reference in the Registration Statement and the Prospectus under the heading “Regulatory Environment” fairly summarize in all material respects the matters therein described.

(xviii)                   Possession of Intellectual Property.  The Company and its subsidiaries own or possess, or believe they can acquire on reasonable terms, adequate patents, patent rights, licenses,

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inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xix)                           Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering or sale of the Securities hereunder or the consummation by it of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities or blue sky laws or in connection with any law, rule or regulation that is part of the regulatory regime applicable to the Company and its subsidiaries by reason of the business of providing education services, including without limitation, Title IV of the HEA and state accreditation change of control provisions relating to the sale of Securities by the Selling Shareholders.

(xx)                              Absence of Manipulation.  Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxi)                           Possession of Licenses and Permits.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including, without limitation, all authorizations required for participation in federal financial aid programs under Title IV (each a “Title IV Program”) of the HEA, necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, result in a Material Adverse Effect.

(xxii)                        Title to Property.  The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security

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interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement and the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statement and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxiii)                     Investment Company Act.  The Company is not required, and after giving effect to the sale of the Securities as herein contemplated will not be required, to register as, an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxiv)                    ERISA.  Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each “plan” (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) in which employees of the Company and/or its subsidiaries are eligible to participate is in compliance in all material respects with the presently applicable provisions of ERISA; no “reportable event” (within the meaning of Section 4043 of ERISA) has occurred with respect to any “pension plan” (as defined in Section 3(2) of ERISA) for which the Company or such subsidiary would have any material liability; none of the Company or any of its subsidiaries has incurred, and does not expect to incur, material liability under (1) Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan or (2) Section 412 or 4971 of the United States Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), or Section 302 of ERISA, and no “accumulated funding deficiency,” as defined in Section 412 of the Code or Section 302 of ERISA, has occurred with respect to any pension plan for which the Company or any of its subsidiaries would have any liability; and each pension plan maintained by the Company or any of its subsidiaries that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

(xxv)                       Environmental Laws.  Except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge

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of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances known to the Company that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxvi)           Registration Rights.  Other than the Selling Shareholders, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement, except for such registration rights or other similar rights as have been validly waived.

(xxvii)          Payment of Taxes.  The Company and each of its subsidiaries has filed all federal, state and local income tax returns required to be filed through the date hereof, except for such non-filings as would not, singly or in the aggregate, have a Material Adverse Effect, and has paid all taxes due thereon, except such as are being contested in good faith by appropriate proceedings, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would, singly or in the aggregate, reasonably be expected to have, a Material Adverse Effect.

(xxviii)         Accounting Controls and Disclosure Controls.  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Since the end of the Company’s most recent audited fiscal year, (1) the Company has not determined that there are, and its auditors have not notified the Company of, any material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and (2) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxix)       Compliance with the Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

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(b)           Representations and Warranties by  the Selling Shareholders.  Each Selling Shareholder listed on Schedule B hereto, severally represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

(i)            Accuracy.  Such Selling Shareholder has reviewed and is familiar with the Registration Statement, the General Disclosure Package and the Prospectus and none of the Registration Statement, the General Disclosure Package, the Prospectus or any amendments or supplements thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that, the foregoing representation  is limited to statements or omissions made in reliance upon and in conformity with information relating to such Selling Shareholder furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, General Disclosure Package or Prospectus, or any amendments or supplements thereto up to the Applicable Time).

                It is understood and agreed by the parties hereto that the only written information furnished by the Selling Shareholders to the Company expressly for use in the Registration Statement, the Preliminary Prospectus and the Prospectus, are contained, as applicable to and in respect of, each Selling Shareholder, under the caption “Principal Stockholders” in the Preliminary Prospectus and the Prospectus, under the caption “Selling Stockholders” in the Preliminary Prospectus and the Prospectus (the “Selling Shareholder Furnished Information”).

                Each Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any material non-public information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement, the General Disclosure Package or the Prospectus.

(ii)           Authorization of this Agreement.  This Agreement has been duly authorized and duly executed and delivered by or on behalf of such Selling Shareholder.

(iii)          Authorization of Power of Attorney, Lock-up Letter and Custody Agreement. This Agreement, the Lock-up Letter in the form of Exhibit H hereto (the “Lock-up Letter”), the Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”), in the respective forms heretofore furnished to the Representatives, have each been duly authorized, executed and delivered by such Selling Shareholder and are each the valid and binding agreement of such Selling Shareholder except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and by equitable principles (whether enforcement is sought by proceedings in equity or at law).

(iv)          Noncontravention. The execution and delivery of this Agreement, the Power of Attorney, the Lock-up Letter and the Custody Agreement, the sale and delivery of the Securities to be sold by such Selling Shareholder, the consummation of the transactions contemplated herein and therein and the compliance by such Selling Shareholder with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder, pursuant to any contract,

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indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, except for those that would not adversely affect such Selling Shareholder’s ability to perform its obligations hereunder or thereunder or otherwise have a material adverse effect on such Selling Shareholder or its business or assets, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

(v)           Securities Suitable for Transfer. The Securities to be sold by such Selling Shareholder pursuant to this Agreement are certificated securities in registered form and, in the case of Five Mile River Capital Partners LLC, uncertificated securities held in a “securities account” within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) with a “securities intermediary” within the meaning of Section 8-102 of the UCC.  Certificates for the certificated Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, have been delivered in custody to Continental Stock Transfer & Trust Company (the “Custodian”) and the uncertificated securities to be sold by Five Mile River Capital Partners LLC pursuant to this Agreement have been delivered to the Custodian, in each case, with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

(vi)          Valid Title.  Such Selling Shareholder has, and at the Closing Time and, if applicable,  each Date of Delivery, will have, valid title (or in the case of the uncertificated securities, a valid “security entitlement” within the meaning of Section 8-501 of the UCC) to the Securities to be sold by such Selling Shareholder hereunder, free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorizations and approvals required by law, to enter into this Agreement, the Power of Attorney, the Lock-up Letter and the Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder.

(vii)         Delivery of Securities. (1) Upon payment of the purchase price by or on behalf of the Underwriters for the Securities to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Securities, as directed by the Underwriters, to Cede & Co. (“Cede”), as nominee for or such other nominee as may be designated by The Depository Trust Company (“DTC”) (unless delivery of such Securities is unnecessary because such Securities are already in possession of Cede or such other nominee), registration of such Securities in the name of Cede or such other nominee (unless registration of such Securities is unnecessary because such Securities are already registered in the name of Cede or such other nominee), and the crediting of such Securities on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim, within the meaning of Section 8-105 of the UCC to such Securities), (A) DTC shall be a “protected purchaser,” within the meaning of Section 8-303 of the UCC, of such Securities and will acquire its interest in the Securities (including, without limitation, all rights that such Selling Shareholder had or has the power to transfer in such Securities) free and clear of any “adverse claim” within the meaning of Section 8-102 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Securities and (C) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Securities may be asserted

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against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery (if necessary) and crediting occur, (x) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC; and (2) in the case of Securities to be sold by such SellingShareholder pursuant to this Agreement that are certificated securities in registered form, upon the Underwriters obtaining possession of such Securities in certificated form, accompanied by duly executed instruments of transfer or assignment in blank, and upon paying the purchase price therefore pursuant to this Agreement, the Underwriters (assuming that no Underwriter has notice of any adverse claim within the meaning of Section 8-105 of the UCC to such Securities) will acquire their interests in such Securities, (including, without limitation, all rights that the Selling Shareholders had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of Section 8-105 of the UCC.

(viii)        Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of any federal or state law.

(ix)           Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Shareholder of its obligations hereunder or in the Lock-up Letter, the Power of Attorney or the Custody Agreement, or in connection with the sale and delivery of the Securities hereunder by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement by such Selling Shareholder, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities or blue sky laws.

(x)            No Association with FINRA. Neither such Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with (within the meaning of Article I (rr) of the By-laws of the Financial Industry Regulatory Authority, Inc. ( “FINRA”)), any member firm of FINRA.

(c)           Officers’ Certificates.  Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any of the Selling Shareholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

SECTION 2.           Sale and Delivery to Underwriters; Closing.

(a)           Initial Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter,

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severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company and such Selling Shareholder, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)           Option Securities.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder hereby grant an option to the Underwriters, severally and not jointly, to purchase up to the number of shares of Common Stock, if any, set forth opposite the Company’s and each Selling Shareholder’s name under the heading “Maximum Number of Option Securities to be Sold” in Schedule B hereto, an additional 825,000 shares of Common Stock  at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Representatives to the Company and the Selling Shareholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase from the Company and the Selling Shareholders that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities apportioned among the Company and each Selling Shareholder in proportion to the “Maximum Number of Option Securities to be Sold” by each of the Company and the Selling Shareholders as set forth on Schedule B hereto, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(c)           Payment.  Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Company, the Custodian and the Selling Shareholders (such time and date of payment and delivery being herein called the “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Shareholders, on each Date of Delivery as specified in the notice from the Representatives to the Company, the Custodian and the Selling Shareholders.

Payment shall be made to the Company and each Selling Shareholder by wire transfer of immediately available funds to bank account(s) designated by the Company and the Custodian pursuant to each Selling Shareholder’s Power of Attorney and the Custody Agreement, against satisfactory delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by

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them.  It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.  The Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)           Denominations; Registration.  Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be.  The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.           Covenants.  The Company covenants with each Underwriter as set forth in subsections (a) through (k) below, and each Selling Shareholder covenants with each Underwriter as set forth in subsection (k) and (l) below and each Underwriter covenants with the Company and Selling Shareholders as set forth in subsection (l) below:

(a)           Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees.  The Company, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement relating to the Securities shall become effective, or any supplement or amendment to any Preliminary Prospectus or the Prospectus  shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement relating to the Securities or any amendment or supplement to a Preliminary Prospectus or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement relating to the Securities or of any order preventing or suspending the use of a Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)           Filing of Amendments and Exchange Act Documents.  At any time when a Prospectus is (or but for the exemption in Rule 172 under the 1933 Act would be) required to be delivered under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations in connection with sales of the Securities, the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any new registration statement relating to the Securities) or any amendment, supplement or revision to either the General Disclosure Package or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish

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the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)           Delivery of Registration Statements.  The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and, upon request, documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)           Delivery of Prospectuses.  The Company has delivered to each Underwriter, without charge, as many copies of the Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)           Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus.  If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the General Disclosure Package or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will, upon becoming aware of such event, condition or circumstance, promptly prepare and file with the Commission, subject to Section 3(b), such amendment, supplement or new registration statement relating to the Securities as may be necessary to correct such statement or omission or to comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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(f)            Blue Sky Qualifications.  The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will also supply the Underwriters with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Underwriters may reasonably request.

(g)           Rule 158.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)           Listing.  The Company will use its best efforts to effect and maintain the quotation of the Common Stock (including the Securities) on the Nasdaq Global market.

(i)            Restriction on Sale of Securities.  During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to or incorporated by reference in the Prospectus or (D) shares issued in connection with acquisitions (so long as the aggregate dollar amount of such shares does not exceed $20 million and so long as any recipients of such shares agree to be bound by the terms of this Section 3(i)).

(j)            Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions imposed in this clause (i) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event unless the Representatives waive such extension in writing.

(k)           Reporting Requirements.  The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

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(l)            Issuer Free Writing Prospectuses.  Each of the Company and each Selling Shareholder represents and agrees that, unless it obtains the prior consent of the Representatives and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission or retained by the Company pursuant to Rule 433, other than any Issuer General Use Free Writing Prospectus identified on Schedule E and any electronic roadshow.  Any such free writing prospectus consented to by the Company and the Representatives are hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company and each Selling Shareholder represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(m)          Updating.  The Company and each Selling Shareholder will advise the Underwriters promptly, and if requested by the Underwriters will confirm such advice in writing, for so long as delivery of a prospectus relating to the Securities by an Underwriter or dealer may be required under the 1933 Act, of any change in the information contained in the Registration Statement, the General Disclosure Package or the Prospectus relating to the Company or such Selling Shareholder, respectively, which information would be required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus or would be necessary so that neither Registration Statement, the General Disclosure Package nor the Prospectus would contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 4.           Payment of Expenses.

(a)           Expenses of the Company.  The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors and the fees and disbursements of one counsel for all of the Selling Shareholders, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each Preliminary Prospectus, any Permitted Free Writing Prospectus, the Prospectus and one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada often in the form of a Canadian “wrapper”, and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants (provided, however, that the

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Company and the Underwriters shall share equally in the cost of aircraft and other transportation chartered in connection with the road show), (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities (in an amount not to exceed $20,000), and (xii) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq Global Market.

(b)           Expenses of the Selling Shareholders.  Except for those expenses to be paid by the Company under the terms of (i) the Registration Rights Agreement, dated as of June 27, 2005, by and between the Company and Back to School Acquisition, L.L.C.; (ii) the Stockholders’ Agreement, dated as of June 22, 2005, among the Company, Back to School Acquisition, L.L.C., Steven W. Hart and Steven W. Hart 2003 Grantor Retained Annuity Trust; (iii) the Stockholders’ Agreement, dated as of September 15, 1999, among Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and Five Mile River Capital Partners LLC; and (iv) the Management Stockholders Agreement, dated as of January 1, 2002, by and among Lincoln Technical Institute, Inc. the Management Investors (as defined therein) and Back to School Acquisition, L.L.C., as amended, which the Company will pay or cause to be paid, the Selling Shareholders will pay all of their respective expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities by such Selling Shareholder to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) except as provided in subsection (iv) of Section 4(a), the fees and disbursements of such Selling Shareholder’s counsel and other advisors.

(c)           Termination of Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

(d)           Allocation of Expenses.  The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

SECTION 5.           Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)           Effectiveness of Registration Statement; Filing of Prospectus.  The Registration Statement has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.  A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430A).  Any Issuer General Use Free Writing Prospectus listed on Schedule E, and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act, shall have been filed with the Commission pursuant to Rule 433 and within the time period required by Rule 164(b).

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(b)           Opinion of Senior Corporate Counsel for the Company.  At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Kenneth M. Swisstack, Senior Corporate Counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c)           Opinion of Outside Counsel for the Company.  At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Shearman & Sterling LLP, outside counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits B-1 and B-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

(d)           Opinion of New Jersey Counsel for the Company.  At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of McCarter & English, LLP,  New Jersey counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

(e)           Opinion of Regulatory Counsel for the Company.  At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Powers Pyles Sutter & Verville, P.C., outside regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request.

(f)            Opinion of Counsel for Five Mile River Capital Partners LLC.  At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Diserio Martin O’Connor & Castiglioni LLP, counsel for Five Mile River Capital Partners LLC,  in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit E hereto and to such further effect as counsel to the Underwriters may reasonably request.

(g)           Opinions of Counsel for Back to School Acquisition, L.L.C., David F. Carney and Scott M. Shaw.  At the Closing Time, the Representatives shall have received the favorable opinions, dated as of the Closing Time, of Shearman & Sterling LLP, counsel for Back to School Acquisition, L.L.C., David F. Carney and Scott M. Shaw, to the effect set forth in Exhibit F-1 hereto and of Richards, Layton & Finger P.A. as to certain matters of Delaware law in respect of Back to School Acquisition, L.L.C., to the effect set forth in Exhibit F-2 hereto, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters, and to such further effect as counsel to the Underwriters may reasonably request.

(h)           Opinion of Counsel for Underwriters.  At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of K&L Gates LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters in a form satisfactory to the Underwriters.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem

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proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(i)            Officers’ Certificates.  (A) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that, to their best knowledge, (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission and (B) at the time of the execution of this Agreement and at the Closing Time,  the Representatives shall have received a certificate of the chief financial officer of the Company to the effect set forth in Exhibit G hereto.

(j)            Certificates of the Selling Shareholders.  At the Closing Time, the Representatives shall have received a certificate of each Selling Shareholder, dated as of the Closing Time, to the effect that (i) the representations and warranties of such Selling Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of the Closing Time and (ii) such Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Time.

(k)           Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(l)            Approval of Listing.  At the Closing Time, the Securities shall be approved for inclusion in the Nasdaq Global Market.

(m)          No Objection.  FINRA has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(n)           Lock-up Agreements.  At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit H hereto signed by the persons listed on Schedule D hereto.

(o)           Change of Control.  The U.S. Department of Education has confirmed that the sale of the Securities by Back to School Acquisition, L.L.C. will not constitute a change in ownership resulting in a “change in control” of the Company as defined under the HEA.

(p)           Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling

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Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)            Officers’ Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that all the certificates delivered at the Closing Time pursuant to Section 5(i) hereof remain true and correct as of such Date of Delivery.

(ii)           Certificates of the Selling Shareholders. A certificate, dated such Date of Delivery, of the Selling Shareholders confirming that the certificate delivered at the Closing Time pursuant to Section 5(j) remains true and correct as of such Date of Delivery.

(iii)          Opinion of Senior Corporate Counsel for the Company. The favorable opinion of Kenneth M. Swisstack, Senior Corporate Counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iv)          Opinion of Outside Counsel for the Company. The favorable opinion of Shearman & Sterling LLP, outside counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(v)           Opinion of New Jersey Counsel for the Company. The favorable opinion of McCarter & English, LLP, New Jersey counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(vi)          Opinion of Regulatory Counsel for the Company. The favorable opinion of Powers Pyles Sutter & Verville, P.C., outside regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

(vii)         Opinion of Counsel for Five Mile River Capital Partners LLC.  The favorable opinion of Diserio Martin O’Connor & Castiglioni LLP, counsel for Five Mile River Capital Partners LLC,  in form and substance satisfactory to counsel for the Underwriters, dated  such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

(viii)        Opinions of Counsel for Back to School Acquisition, L.L.C.. The favorable opinions of Shearman & Sterling LLP, counsel for Back to School Acquisition, L.L.C., and of Richards, Layton & Finger P.A. as to certain matters of Delaware law in respect of Back to School Acquisition, L.L.C., in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(g) hereof.

(ix)           Opinion of Counsel for the Underwriters. The favorable opinion of K&L Gates LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities

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to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(h) hereof.

(p)           Additional Documents.  At the Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(q)           Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time or such Date of Delivery, as the case may be, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Shareholders at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such  termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.           Indemnification.

(a)           Indemnification of Underwriters by the Company.  The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the General Disclosure Package, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company;

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon

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any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430 Information or any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b)           Indemnification of Underwriters by the  Selling Shareholders.  Each Selling Shareholder, severally and not jointly in proportion to the number of Securities to be sold by each of them hereunder, agrees to indemnify and hold harmless the Company, each of its directors and officers who signs the Registration Statement (or any amendment thereto), each Underwriter, its Affiliates and selling agents and each person, if any, who controls any Underwriter or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in subsection (a) above, but only with respect to each Selling Shareholder’s Selling Shareholder Furnished Information.  The liability of each Selling Shareholder under this indemnification provision shall be limited to an amount equal to the gross proceeds received by such Selling Shareholder from the sale of the Securities (net of underwriting commissions paid to the Underwriters). The foregoing indemnity agreement is in addition to any liability that the Selling Shareholders may otherwise have to any Underwriter, its Affiliates and selling agents.

(c)           Indemnification of Company, Directors and Officers and Selling Shareholders.  Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430 Information or any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein.  It is understood and agreed by the parties hereto that the only written information furnished to the Company by the Underwriters through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430 Information or any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) are contained in the first paragraph under “Commissions and Discounts”, under “Other Relationships” and in the first two paragraphs under “Price Stabilization and Short Positions” in the section entitled “Underwriting” in the Preliminary Prospectus and the Prospectus.

(d)           Actions against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 6(a) or 6(b) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties

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shall be selected by the Company.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)           Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(1)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f)            Other Agreements with Respect to Indemnification.  The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

SECTION 7.           Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

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The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Selling Shareholder shall be required to contribute any amount in excess of the aggregate gross proceeds, net of underwriting discounts, received by such Selling Shareholder from the sale of the Securities to the Underwriters.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, s the case may be.  The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.

The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

SECTION 8.           Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling any Selling Shareholder, and (ii) delivery of and payment for the Securities.

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SECTION 9.           Termination of Agreement.

(a)           Termination; General.  The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof, or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Market, or (iv) if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b)           Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 4, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10.         Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a)           if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)           if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

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In the event of any such default which does not result in a termination of this Agreement, or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company and the Selling Shareholders to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Company and any Selling Shareholder shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.                          Default by One or More of the Selling Shareholders. If any Selling Shareholder shall fail at the Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder is obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (i) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (ii) elect to purchase the Securities which the non-defaulting Selling Shareholders have agreed to sell hereunder.  No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Shareholders shall have the right to postpone the Closing Time or any Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

SECTION 12.                          No Advisory or Fiduciary Relationship.  Each of the Company and each Selling Shareholder acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any Selling Shareholder, or its respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) and no Underwriter has any obligation to the Company or any Selling Shareholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or any Selling Shareholder, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and each of the Selling Shareholders has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13.                          Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.

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SECTION 14.                          Parties.  This Agreement shall inure to the benefit of and be binding upon each of the Underwriters, the Company and the Selling Shareholders and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.                          GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 16.                          TIME.  TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT.  EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17.                          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 18.                          Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

Notices to the Underwriters shall be delivered or sent by mail or facsimile transmission to:

Credit Suisse Securities (USA) LLC

11 Madison  Avenue

New York, New York  10010

Attention: Adam Nordin

and

Barclays Capital Inc.

1271 Avenue of the Americas

42nd Floor

New York, New York  10020

Attention:  Syndicate Registration

Fax:  646-834-8133

with a copy, in the case of any notice pursuant to Section 6 to:

Director of Litigation

Office of the General Counsel

Barclays Capital Inc.

1271 Avenue of the Americas

44th Floor

29

New York, New York  10020

Fax:  212-520-0421

Notices to the Company, David F. Carney and Scott M. Shaw shall be directed to:

Lincoln Educational Services Corporation

200 Executive Drive

Suite 340

West Orange, New Jersey 07052

Attention:  Cesar Ribeiro

Notices to Back to School Acquisition, L.L.C. shall be directed to:

Stonington Partners, Inc.

540 Madison Avenue - 25th Floor

New York, NY 10022

Attn: James J. Burke, Jr.

Fax: 212 339-8585

Notices to Five Mile River Capital Partners LLC shall be directed to:

Steven W. Hart

Hart Capital LLC

137 Rowayton Avenue, 3rd Floor

Rowayton, CT 06853

Facsimile:      203-857-6051

With a copy to:

Charles J. Spiess, Esq.

Diserio Martin O’Connor & Castiglioni LLP

One Atlantic Street Stamford, Connecticut 06830

Facsimile:      203-348-2321

SECTION 19.                          Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

30

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

Very truly yours,

LINCOLN EDUCATIONAL SERVICES CORPORATION

By:	/s/ David F. Carney
Name: David F. Carney
Title: Chief Executive Officer

BACK TO SCHOOL ACQUISITION, L.L.C.

By:	/s/ James J. Burke, Jr.
Name: James J. Burke, Jr.
Title: President

FIVE MILE RIVER CAPITAL PARTNERS LLC
By:	HART CAPITAL LLC, its managing member

By:	/s/ Steven W. Hart
Name: Steven W. Hart
Title: President

DAVID F. CARNEY

/s/ David F. Carney

SCOTT M. SHAW

/s/ Scott M. Shaw

CONFIRMED AND ACCEPTED,

as of the date first above written:

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Jason Williams
Authorized Signatory

BARCLAYS CAPITAL INC.

By:	/s/ Joseph Coleman
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Name of Underwriter	Principal Amount of Securities

Credit Suisse Securities (USA) LLC	1,787,500
Barclays Capital Inc.	1,787,500
Robert W. Baird & Co. Incorporated	605,000
BMO Capital Markets Corp.	605,000
J.P. Morgan Securities Inc.	605,000
Barrington Research Associates, Inc.	110,000

Total	5,500,000

A-1

SCHEDULE B

	Number of Initial Securities to be Sold	Maximum Number of Option Securities to Be Sold

Lincoln Educational Services Corporation	1,000,000	150,000

Back to School Acquisition, L.L.C.	4,050,000	607,500

Five Mile River Capital Partners LLC	400,000	67,500

David F. Carney	35,000	0

Scott M. Shaw	15,000	0

Total	5,500,000	825,000

B-1

SCHEDULE C

LINCOLN EDUCATIONAL SERVICES CORPORATION

Shares of Common Stock

(No Par Value Per Share)

1.                                       The public offering price per share for the Securities, determined in said Section 2, shall be $14.00.

2.                                       The purchase price per share for the Securities to be paid by the several Underwriters shall be $13.23, being an amount equal to the public offering price set forth above less $0.77 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

C-1

SCHEDULE D

Persons Subject to Lock-Up

Five Mile River Capital Partners LLC

Back to School Acquisition, L.L.C.

David F. Carney

Shaun E. McAlmont

Scott M. Shaw

Cesar Ribeiro

Alexis P. Michas

James J. Burke, Jr.

Jerry G. Ruberstein

Paul E. Glaske

Peter S. Burgess

J. Barry Morrow

Celia Currin

Charles F. Kalmbach

D-1

SCHEDULE E

Issuer General Use Free Writing Prospectus

None

E-1

SCHEDULE F

Subsidiaries

The following is a list of Lincoln Educational Services Corporation’s subsidiaries:

Name	Jurisdiction

Lincoln Technical Institute, Inc. (wholly owned)	New Jersey

New England Acquisition LLC (wholly owned)	Delaware

Southwestern Acquisition LLC (wholly owned)	Delaware

Nashville Acquisition, LLC (wholly owned through Lincoln Technical Institute, Inc.)	Delaware

Euphoria Acquisition, LLC (wholly owned through Lincoln Technical Institute, Inc.)	Delaware

New England Institute of Technology at Palm Beach, Inc. (wholly owned through Lincoln Technical Institute, Inc.)	Florida

Florida Acquisition, LLC (wholly owned)	Delaware

ComTech Services Group Inc. (wholly owned through Lincoln Technical Institute, Inc.)	New Jersey

LCT Acquisition, LLC (wholly owned through Lincoln Technical Institute, Inc.)	Delaware

NN Acquisition, LLC (wholly owned through Lincoln Technical Institute, Inc.)	Delaware

F-1

SCHEDULE G

Offering Price and Number of Initial Securities To Be Sold

1.                                       The public offering price per share for the Securities, determined in said Section 2, shall be $14.00.

2.                                       The number of Initial Securities to be sold is  5,500,000.

3.                                       The number of Initial Securities to be sold in the primary offering is 1,000,000.

4.                                       The number of Initial Securities to be sold in the secondary offering is 4,500,000.

G-1

Exhibit A

FORM OF OPINION OF THE COMPANY’S SENIOR CORPORATE COUNSEL

to be delivered pursuant to Section 5(b)

February 18, 2009

To the Persons listed in Schedule A

Lincoln Educational Services Corporation

Public Offering of 5,500,000 shares of common stock

Ladies and Gentlemen:

I am the senior corporate counsel of Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”).  This opinion is furnished to you in connection with the purchase and sale of 5,500,000 shares (the “Shares”) of the Company’s common stock, no par value, pursuant to the Purchase Agreement, dated as of February 11, 2009 (the “Purchase Agreement”), among the Company, the selling shareholders named therein (the “Selling Shareholders”) and each of you.  This opinion is furnished to you pursuant to Section 5(b) of the Purchase Agreement.

In that connection, I have reviewed the following:

(a)                                  The Purchase Agreement.

(b)                                 The registration statement on Form S-3 (Registration No. 333-152854) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) on August 7, 2008 (such registration statement, at the time it became effective, including the documents incorporated by reference therein and the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, being hereinafter referred to as the “Registration Statement”).

(c)                                  The prospectus dated September 12, 2008 relating to the offering from time to time of the Company’s common stock, which is included as part of the Registration Statement (the “Base Prospectus”).

(d)                                 The preliminary prospectus supplement dated February 3, 2009 relating to the Shares (including the Base Prospectus and all documents incorporated or deemed to be incorporated therein by reference, the “Preliminary Prospectus”).

(e)                                  The final prospectus supplement dated February 11, 2009, relating to the Shares, in the form in which it was filed with the Commission pursuant to Rule 424(b) under the Securities Act (including the Base Prospectus and the documents incorporated therein by reference, the “Final Prospectus”).

(f)                                    The amended and restated certificate of incorporation and by-laws of the Company, as amended through the June 7, 2005.

(g)                                 The originals or copies of agreements and documents listed in Schedule C.

(h)                                 Originals or copies of such other corporate records of the Company, certificates of public officials and of officers of the Company and agreements and other documents as I have deemed necessary as a basis for the opinions expressed below.

In my review of the Purchase Agreement and other documents, I have assumed:

(a)                               The genuineness of all signatures (other than signatures on behalf of the Company).

(b)                              The authenticity of the originals of the documents submitted to me.

(c)                               The conformity to authentic originals of any documents submitted to me as copies.

(d)                              As to matters of fact, the truthfulness of the representations made in the Purchase Agreement and in certificates of public officials and officers of the Company.

(e)                               That the Purchase Agreement is the legal, valid and binding obligation of each party thereto, other than the Company, enforceable against each such party in accordance with its terms.

I have not independently established the validity of the foregoing assumptions.

As used herein, “Applicable Time” shall mean 5:00p.m. Eastern Standard Time, on February 11, 2009, being the time identified to us by you as the time of first sale of the Shares to the public, and the “General Disclosure Package” means the Preliminary Prospectus, when considered together with the information included in Schedule B hereto.

For purposes of the opinions expressed below, “Generally Applicable Law” means the federal law of the United States of America, and the law of the State of New Jersey (including the rules or regulations promulgated thereunder or pursuant thereto), that a New Jersey lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company,  the Purchase Agreement or the transactions governed by the Purchase Agreement.  Without limiting the generality of the foregoing definition of Generally Applicable Law, the term “Generally Applicable Law” does not include any law, rule or regulation that is applicable to the Company, the Purchase Agreement or such transactions (including any law, rule or regulation applicable to individuals, companies or businesses because such entities provide educational services) solely because such law, rule or regulation is part of a regulatory regime applicable to any party to the Purchase Agreement or any of its affiliates due to the specific assets or business of such party or such affiliate.  To the extent that all or any part of the opinions expressed below will be governed by or relate to the laws of any jurisdiction other than Generally Applicable Law, I have assumed for all purposes that the laws of such other jurisdictions are identical to the laws of the State of New Jersey with respect to all the transactions, Purchase Agreement and other matters upon which I express any opinion.

To my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been initiated or, to my knowledge, threatened by the Commission, and any required filing of the Preliminary Prospectus and the Final Prospectus pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by Rule 424. Based upon the foregoing and upon such other investigation as I have deemed necessary, I am of the opinion that:

1.                                       The Company is a corporation duly incorporated, validly existing and in good standing under the law of the State of New Jersey with corporate power and authority under such law to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Final Prospectus and to enter into and perform its obligations under the Purchase Agreement.

2.                                       The Company (a) has the corporate power to execute, deliver and perform the Purchase Agreement and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Purchase Agreement.

3.                                       In each jurisdiction in which the Company is required to be duly qualified as a foreign corporation to transact business, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), based solely on the certificates of public officials, the Company is so qualified and in good standing.

4.                                       The execution and delivery by the Company of the Purchase Agreement, and the performance by the Company of its obligations thereunder and the consummation of the transactions contemplated thereby (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the General Disclosure Package and the Final Prospectus under the caption “Use of Proceeds”) does not and will not, (a) result in a violation of the Company’s certificate of incorporation or by-laws, (b) result in a violation of Generally Applicable Law or a violation of any order, writ, judgment, injunction, decree, determination or award known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations, or (c) result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Company or any subsidiary under, or result in or require the creation of any lien, charge or encumbrance upon or security interest in any property of the Company or any subsidiary pursuant to the terms of, any agreement or document, known to me, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject, except for such breaches, defaults or liens that would not, individually or in the aggregate, have a Material Adverse Effect.

5.                                       No authorization, approval or other action by, and no notice to or filing with, any United States federal or New Jersey governmental authority or regulatory body, or any third party that is a party to any of the documents, known to me, to which the Company or any subsidiary is a party, is required for the due authorization, execution, delivery or performance by the Company of the Purchase Agreement or for the offering, issuance, sale or delivery of the Shares, except as have been obtained and are in full force and effect under the Securities Act or as may be required under the securities or blue sky laws of New Jersey in connection with the offer and sale of the Shares, and except for the authorizations, approvals, actions, notices and filings specified in the Purchase Agreement, each of which has been duly obtained, taken, given or made and, to my knowledge, has not been withdrawn.

6.                                       The Purchase Agreement has been duly authorized, executed and delivered by the Company.

7.                                       The authorized, issued and outstanding capital stock of the Company is as set forth in the General Disclosure Package and the Final Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the General Disclosure Package and the Final Prospectus or pursuant to the exercise of convertible securities or options referred to in the General Disclosure Package and the Final Prospectus); the shares of issued and outstanding capital stock of the Company, including the Shares to be purchased by the Underwriters from the Selling Shareholders, are validly issued, fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any security holder of the Company.

8.                                       The Shares have been duly authorized by the Company and, when issued and delivered as provided in the Purchase Agreement, the Shares will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to preemptive or other similar rights of any security holder of the Company.  No holder of the Shares will be subject to personal liability by reason of being such a holder.

9.                                       Each subsidiary (excluding ComTech Services Group Inc. and Florida Acquisition LLC, which have no assets or operations) has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its formation, has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Final Prospectus.  In each jurisdiction in which each subsidiary is required to be duly qualified as a foreign corporation to transact business, as set forth opposite its name on Schedule D of this opinion, based solely on the certificates of public officials, each subsidiary is so qualified and in good standing.  Except as otherwise disclosed in the General Disclosure Package and the Final Prospectus, all of the issued and outstanding capital stock of each significant subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, and is, to the best of my knowledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

10.                                 To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any federal or state court or governmental agency or body which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

11.                                 The form of certificate used to evidence the Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation and by-laws of the Company and the requirements of The Nasdaq Global Market.

12.                                 All descriptions in the General Disclosure Package and the Final Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects.  To the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the General Disclosure Package and the Final Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto.

13.                                 To the best of my knowledge, there are no persons (other than the Selling Shareholders as described in the General Disclosure Package and the Final Prospectus) with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, which have not been waived.

I have reviewed and participated in the preparation of the Registration Statement, the General Disclosure Package and the Final Prospectus with other officers or employees of the Company, with its counsel and its auditors, and with your representatives, and I advise you that, on the basis of the information I gained in the course of performing the services referred to above, no facts came to my attention which caused me to believe that (i) the Registration Statement (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which I have not been requested to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the General Disclosure Package (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which I have not been requested to comment), at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Final Prospectus (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which I have not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

With respect to any matters indicated herein to be limited to my knowledge and information (or words to like effect), the opinions set forth herein with respect to such matters are specifically limited to the actual knowledge that I have obtained solely in connection with the performance of my duties as senior corporate counsel of the Company.

This opinion letter is rendered to you in connection with the transactions contemplated by the Purchase Agreement.  This opinion letter may not be relied upon by you for any other purpose without my prior written consent.

This opinion letter speaks only as of the date hereof.  I expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein.

Very truly yours,

SCHEDULE A

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, NY 10010

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Barrington Research Associates, Inc.

161 North Clark Street, Suite 2950

Chicago, IL 60601

BMO Capital Markets Corp.

3 Times Square, 29th Floor

New York, NY 10036

J.P. Morgan Securities Inc.

227 Park Avenue, 15th Floor

New York, NY 10172

Robert W. Baird & Co. Incorporated

First Wisconsin Center

777 East Wisconsin Avenue

Milwaukee, WI 53202

SCHEDULE B

Public offering price:  $14.00 per share

Shares offered:  5,500,000 shares, of which 1,000,000 shares are offered by the Company and 4,500,000 shares are offered by the Selling Shareholders named in the Preliminary Prospectus.

SCHEDULE C

1.            Stockholders’ Agreement, dated as of September 15, 1999, among Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and Five Mile River Capital Partners LLC.*

2.            Letter agreement, dated August 9, 2000, by Back to School Acquisition, L.L.C., amending the Stockholders’ Agreement.*

3             Letter agreement, dated August 9, 2000, by Lincoln Technical Institute, Inc., amending the Stockholders’ Agreement.*

4.            Management Stockholders Agreement, dated as of January 1, 2002, by and among Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and the Stockholders and other holders of options under the Management Stock Option Plan listed therein.*

5             Assumption Agreement and First Amendment to Management Stockholders Agreement, dated as of December 20, 2007, by and among Lincoln Educational Services Corporation, Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and the Management Investors parties therein.*

6.            Registration Rights Agreement between the Company and Back to School Acquisition, L.L.C..*

7.            Credit Agreement, dated as of February 15, 2005, among the Company, the Guarantors from time to time parties thereto, the Lenders from time to time parties thereto and Harris Trust and Savings Bank, as Administrative Agent.*

8.            Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and David F. Carney.*

9.            Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and David F. Carney.**

10.          Separation and Release Agreement, dated as of October 15, 2007, between the Company and Lawrence E. Brown.*

11.          Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and Scott M. Shaw.*

12.          Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and Scott M. Shaw.**

13.          Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and Cesar Ribeiro.*

14.          Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and Cesar Ribeiro.**

15.          Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and Shaun E. McAlmont.*

16.          Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and Shaun E. McAlmont.**

17.          Lincoln Educational Services Corporation 2005 Long Term Incentive Plan.*

18.          Lincoln Educational Services Corporation 2005 Non Employee Directors Restricted Stock Plan.*

19.          Lincoln Educational Services Corporation 2005 Deferred Compensation Plan.*

20.          Lincoln Technical Institute Management Stock Option Plan, effective January 1, 2002.*

21.          Form of Stock Option Agreement, dated January 1, 2002, between Lincoln Technical Institute, Inc. and certain participants.*

22.          Form of Stock Option Agreement under the Company’s 2005 Long Term Incentive Plan.*

23.          Form of Restricted Stock Agreement under the Company’s 2005 Long Term Incentive Plan.*

24.          Management Stock Subscription Agreement, dated January 1, 2002, among Lincoln Technical Institute, Inc. and certain management investors.*

25.          Stockholder’s Agreement among the Company, Back to School Acquisition L.L.C., Steven W. Hart and Steven W. Hart 2003 Grantor Retained Annuity Trust.*

26.          Stock Purchase Agreement, dated as of March 30, 2006, among Lincoln Technical Institute, Inc., and Richard I. Gouse, Andrew T. Gouse, individually and as Trustee of the Carolyn Beth Gouse Irrevocable Trust, Seth A. Kurn and Steven L. Meltzer.*

27.          Stock Purchase Agreement, dated as of January 20, 2009, among Lincoln Technical Institute, Inc., NN Acquisition, LLC, Brad Baran, Barbara Baran, UGP Education Partners, LLC, UGPE Partners Inc. and Merion Investment Partners, L.P..**

28.          Stock Purchase Agreement, dated as of January 20, 2009, among Lincoln Technical Institute, Inc., NN Acquisition, LLC, Brad Baran, UGP Education Partners, LLC, Merion Investment Partners, L.P, and, for certain limited purposes only, UGPE Partners Inc..**

* Listed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2007.  The documents marked with one asterisk (*) in the aggregate constitute all documents listed as an exhibit to such Form 10-K pursuant to Items 601(b)(4) or 601(b)(10) of Regulation S-K under the Securities Act.

** Expected to be filed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2008 pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.

SCHEDULE D

Foreign Qualification of Certain Subsidiaries

Lincoln Technical Institute, Inc.

Alabama
Arizona
Colorado
Connecticut
Georgia
Illinois
Indiana
Maryland
Massachusetts
Nevada
New York
Pennsylvania
Rhode Island
Texas

New England Acquisition, LLC

Connecticut

Southwestern Acquisition, LLC

Ohio
Kentucky
Indiana

Nashville Acquisition, LLC

Tennessee

Euphoria Acquisition, LLC

Nevada

New England Institute of Technology at Palm Beach, Inc.

Not applicable

LCT Acquisition, LLC

Connecticut

NN Acquisition, LLC

Connecticut
New Jersey

Exhibit B-1

FORM OF OPINION OF THE COMPANY’S OUTSIDE COUNSEL

To be delivered pursuant to Section 5(c)

February 18, 2009

To the Persons listed in Schedule A

Lincoln Educational Services Corporation

Public Offering

of 5,500,000 shares of common stock

Ladies and Gentlemen:

We have acted as counsel to Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”), in connection with the purchase and sale of 5,500,000 shares (the “Shares”) of the Company’s common stock, no par value, pursuant to the Purchase Agreement, dated as of February 11, 2009 (the “Purchase Agreement”), among the Company, the selling shareholders named therein and each of you.  This opinion is furnished to you pursuant to Section 5(c) of the Purchase Agreement.

In that connection, we have reviewed the following:

(a)                                   The Purchase Agreement.

(b)                                  A specimen copy of the certificates used to evidence the Shares.

The documents described in the foregoing clauses (a) through (b) are collectively referred to herein as the “Opinion Documents.”

We have also reviewed the following:

(a)                                   The registration statement on Form S-3 (Registration No. 333-152854) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) on August 7, 2008 (such registration statement, at the time it became effective, including the documents incorporated by reference therein and the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, being hereinafter referred to as the “Registration Statement”).

(b)                                  The prospectus, dated September 12, 2008, forming a part of the Registration Statement, with respect to the offering from time to time of shares of the Company’s common stock (the “Base Prospectus”).

(c)                                   The preliminary prospectus supplement, dated February 3, 2009, relating to the Shares (the “Preliminary Prospectus Supplement”) (the Base Prospectus, as supplemented by the Preliminary Prospectus Supplement, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, being hereinafter collectively referred to as the “Preliminary Prospectus”).

B-1-1

(d)                                  The final prospectus supplement, dated February 11, 2009, relating to the Shares (the “Final Prospectus Supplement”) (the Base Prospectus, as supplemented by the Final Prospectus Supplement, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, being hereinafter collectively referred to as the “Final Prospectus”).

(e)                                   The documents incorporated by reference in the Registration Statement.

(f)                                     The originals or copies of the agreements and documents listed in Schedule C.

(g)                                  Originals or copies of such other corporate records of the Company, certificates of public officials and of officers of the Company and agreements and other documents as we have deemed necessary as a basis for the opinions expressed below.

As used herein, the term “General Disclosure Package” means the Preliminary Prospectus, when considered together with the information attached hereto as Schedule B.

In our review of the Opinion Documents and other documents, we have assumed:

(a)                                   The genuineness of all signatures.

(b)                                  The authenticity of the originals of the documents submitted to us.

(c)                                   The conformity to authentic originals of any documents submitted to us as copies.

(d)                                  As to matters of fact, the truthfulness of the representations made in the Purchase Agreement and in certificates of public officials and officers of the Company.

(e)                                   That the Purchase Agreement is the legal, valid and binding obligation of each party thereto, enforceable against each such party in accordance with its terms.

(f)                                     That:

(i)                                  The Company is an entity duly organized and validly existing under the laws of the jurisdiction of its organization.

(ii)                               The Company has power and authority (corporate or otherwise) to execute, deliver and perform, and has duly authorized, executed and delivered (except to the extent Generally Applicable Law is applicable to such execution and delivery), the Purchase Agreement.

(iii)                            The execution, delivery and performance by the Company of the Purchase Agreement has been duly authorized by all necessary action (corporate or otherwise) and do not:

(A)                              contravene its certificate or articles of incorporation, bylaws or other organizational documents;

(B)                                except with respect to Generally Applicable Law, violate any law, rule or regulation applicable to it; or

B-1-2

(C)                                result in any conflict with or breach of any agreement or document binding on it (other than the documents and agreements listed on Schedule C hereto) of which any addressee hereof has knowledge, has received notice or has reason to know.

(iv)                           Except with respect to Generally Applicable Law, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it of which an addressee has knowledge, has received notice or has reason to know) any other third party is required for the due execution, delivery or performance by the Company of the Purchase Agreement or, if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

We have not independently established the validity of the foregoing assumptions.

“Generally Applicable Law” means the federal law of the United States of America, and the law of the State of New York (including the rules or regulations promulgated thereunder or pursuant thereto), that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company, the Purchase Agreement or the transactions governed by the Purchase Agreement.  Without limiting the generality of the foregoing definition of Generally Applicable Law, the term “Generally Applicable Law” does not include any law, rule or regulation that is applicable to the Company, the Purchase Agreement or such transactions (including any law, rule or regulation applicable to individuals, companies or businesses because such entities provide educational services) solely because such law, rule or regulation is part of a regulatory regime applicable to any party to the Purchase Agreement or any of its affiliates due to the specific assets or business of such party or such affiliate.

To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

Based upon the foregoing and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that:

1.                                    Insofar as New York law governs the execution and delivery of the Purchase Agreement, the Purchase Agreement has been duly executed and delivered by the Company.

2.                                    The execution and delivery by the Company of the Purchase Agreement do not, and the performance by the Company of its obligations thereunder and the consummation of the transactions contemplated thereby will not, (a) result in a violation of Generally Applicable Law or (b) result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Company under, or result in or require the creation of any lien upon or security interest in any property of the Company pursuant to the terms of, any agreement or document listed on Schedule C hereto.

3.                                    No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, or any third party that is a party to any of the documents listed in Schedule C hereto, is

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required for the due execution, delivery or performance by the Company of the Purchase Agreement, except as have been obtained and are in full force and effect under the Securities Act or as may be required under the securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Shares by the Company.

4.                                    The Company is not, and after giving pro forma effect to the use of the proceeds as contemplated in the Preliminary Prospectus and the Final Prospectus under the caption “Use of Proceeds” would not be, required to register as an investment company under the Investment Company Act of 1940, as amended.

5.                                    The statements in the General Disclosure Package and the Final Prospectus under the caption “Material United States Federal Tax Considerations for Non-United States Holders,” insofar as such statements constitute summaries of legal matters referred to therein, fairly summarize in all material respects the legal matters referred to therein.

Our opinions expressed above are limited to (i) Generally Applicable Law and (ii) in the case of our opinion in paragraph 4 above, the Investment Company Act of 1940, as amended, and we do not express any opinion herein concerning any other law.

This opinion letter is rendered to you in connection with the transactions contemplated by the Purchase Agreement.  This opinion letter may not be relied upon by you for any other purpose without our prior written consent.

This opinion letter speaks only as of the date hereof.  We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein.

Very truly yours,

B-1-4

SCHEDULE A

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, NY 10010

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Barrington Research Associates, Inc.

161 North Clark Street, Suite 2950

Chicago, IL 60601

BMO Capital Markets Corp.

3 Times Square, 29th Floor

New York, NY 10036

J.P. Morgan Securities Inc.

227 Park Avenue, 15th Floor

New York, NY 10172

Robert W. Baird & Co. Incorporated

First Wisconsin Center

777 East Wisconsin Avenue

Milwaukee, WI 53202

SCHEDULE B

Public offering price:  $14.00 per share

Shares offered:  5,500,000 shares, of which 1,000,000 shares are offered by the Company and 4,500,000 shares are offered by the Selling Shareholders named in the Preliminary Prospectus.

SCHEDULE C

1.                                    Stockholders’ Agreement, dated as of September 15, 1999, among Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and Five Mile River Capital Partners LLC.*

2.                                    Letter agreement, dated August 9, 2000, by Back to School Acquisition, L.L.C., amending the Stockholders’ Agreement.*

3                                       Letter agreement, dated August 9, 2000, by Lincoln Technical Institute, Inc., amending the Stockholders’ Agreement.*

4.                                    Management Stockholders Agreement, dated as of January 1, 2002, by and among Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and the Stockholders and other holders of options under the Management Stock Option Plan listed therein.*

5                                       Assumption Agreement and First Amendment to Management Stockholders Agreement, dated as of December 20, 2007, by and among Lincoln Educational Services Corporation, Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and the Management Investors parties therein.*

6.                                    Registration Rights Agreement between the Company and Back to School Acquisition, L.L.C..*

7.                                    Credit Agreement, dated as of February 15, 2005, among the Company, the Guarantors from time to time parties thereto, the Lenders from time to time parties thereto and Harris Trust and Savings Bank, as Administrative Agent.*

8.                                    Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and David F. Carney.*

9.                                    Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and David F. Carney.**

10.                              Separation and Release Agreement, dated as of October 15, 2007, between the Company and Lawrence E. Brown.*

11.                              Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and Scott M. Shaw.*

12.                              Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and Scott M. Shaw.**

13.                              Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and Cesar Ribeiro.*

14.                              Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and Cesar Ribeiro.**

15.                              Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and Shaun E. McAlmont.*

16.                              Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and Shaun E. McAlmont.**

17.                              Lincoln Educational Services Corporation 2005 Long Term Incentive Plan.*

18.                              Lincoln Educational Services Corporation 2005 Non Employee Directors Restricted Stock Plan.*

19.                              Lincoln Educational Services Corporation 2005 Deferred Compensation Plan.*

20.                              Lincoln Technical Institute Management Stock Option Plan, effective January 1, 2002.*

21.                              Form of Stock Option Agreement, dated January 1, 2002, between Lincoln Technical Institute, Inc. and certain participants.*

22.                              Form of Stock Option Agreement under the Company’s 2005 Long Term Incentive Plan.*

23.                              Form of Restricted Stock Agreement under the Company’s 2005 Long Term Incentive Plan.*

24.                              Management Stock Subscription Agreement, dated January 1, 2002, among Lincoln Technical Institute, Inc. and certain management investors.*

25.                              Stockholder’s Agreement among the Company, Back to School Acquisition L.L.C., Steven W. Hart and Steven W. Hart 2003 Grantor Retained Annuity Trust.*

26.                              Stock Purchase Agreement, dated as of March 30, 2006, among Lincoln Technical Institute, Inc., and Richard I. Gouse, Andrew T. Gouse, individually and as Trustee of the Carolyn Beth Gouse Irrevocable Trust, Seth A. Kurn and Steven L. Meltzer.*

27.                              Stock Purchase Agreement, dated as of January 20, 2009, among Lincoln Technical Institute, Inc., NN Acquisition, LLC, Brad Baran, Barbara Baran, UGP Education Partners, LLC, UGPE Partners Inc. and Merion Investment Partners, L.P..**

28.                              Stock Purchase Agreement, dated as of January 20, 2009, among Lincoln Technical Institute, Inc., NN Acquisition, LLC, Brad Baran, UGP Education Partners, LLC, Merion Investment Partners, L.P, and, for certain limited purposes only, UGPE Partners Inc..**

* Listed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2007.  The documents marked with one asterisk (*) in the aggregate constitute all documents listed as an exhibit to such Form 10-K pursuant to Items 601(b)(4) or 601(b)(10) of Regulation S-K under the Securities Act.

** Expected to be filed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2008 pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.

Exhibit B-2

FORM OF OPINION OF THE COMPANY’S OUTSIDE COUNSEL
to be delivered pursuant to Section 5(c)

February 18, 2009

To the Persons listed in Schedule A

Lincoln Educational Services Corporation

Public Offering

of 5,500,000 shares of common stock

Ladies and Gentlemen:

We have acted as counsel to Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”), in connection with the purchase and sale of 5,500,000 shares (the “Shares”) of the Company’s common stock, no par value, pursuant to the Purchase Agreement, dated as of February 11, 2009 (the “Purchase Agreement”), among the Company, the selling shareholders named therein and each of you.  This opinion is furnished to you pursuant to Section 5(c) of the Purchase Agreement.

In that connection, we have reviewed the following:

(a)           The Purchase Agreement.

(b)           The registration statement on Form S-3 (Registration No. 333-152854) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) on August 7, 2008 (such registration statement, at the time it became effective, including the documents incorporated by reference therein and the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, being hereinafter referred to as the “Registration Statement”).

(c)           The prospectus, dated September 12, 2008, forming a part of the Registration Statement, with respect to the offering from time to time of shares of the Company’s common stock (the “Base Prospectus”).

(d)           The preliminary prospectus supplement, dated February 3, 2009, relating to the Shares (the “Preliminary Prospectus Supplement”) (the Base Prospectus, as supplemented by the Preliminary Prospectus Supplement, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, being hereinafter collectively referred to as the “Preliminary Prospectus”).

(e)           The final prospectus supplement, dated February 11, 2009, relating to the Shares (the “Final Prospectus Supplement”) (the Base Prospectus, as supplemented by the Final Prospectus Supplement, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, being hereinafter collectively referred to as the “Final Prospectus”).

B-2-1

(f)            The documents incorporated by reference in the Registration Statement.

As used herein, “Applicable Time” shall mean 5:00p.m. Eastern Standard Time, on February 11, 2009, being the time identified to us by you as the time of first sale of the Shares to the public, and the “General Disclosure Package” means the Preliminary Prospectus, when considered together with the information included in Schedule B hereto.

We also reviewed and participated in discussions concerning the preparation of the Registration Statement, the Preliminary Prospectus and the Final Prospectus with certain officers or employees of the Company and its auditors, and with your representatives and your counsel.  The limitations inherent in the independent verification of factual matters and in the role of outside counsel are such, however, that we cannot and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement, the Preliminary Prospectus or the Final Prospectus, except as set forth in paragraph 5 of our opinion as counsel to the Company addressed to you, dated the date hereof.

Subject to the limitations set forth in the immediately preceding paragraph, we advise you that, on the basis of the information we gained in the course of performing the services referred to above, in our opinion, (a) each of the documents incorporated by reference in the Final Prospectus (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which we express no opinion), at the time it was filed with the Commission, appears on its face to have been appropriately responsive in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Commission thereunder, and (b) each of the Registration Statement and the Final Prospectus (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which we express no opinion), appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

We further advise you that, subject to the limitations set forth in the second preceding paragraph, on the basis of the information we gained in the course of performing the services referred to above, no facts came to our attention that caused us to believe that (i) the Registration Statement (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which we have not been requested to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the General Disclosure Package (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which we have not been requested to comment), at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Final Prospectus (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which we have not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This letter is being furnished to you solely for your benefit in connection with your role as underwriters of the offering of the Shares, and is not to be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,

[•]

B-2-2

SCHEDULE A

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, NY 10010

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Barrington Research Associates, Inc.

161 North Clark Street, Suite 2950

Chicago, IL 60601

BMO Capital Markets Corp.

3 Times Square, 29th Floor

New York, NY 10036

J.P. Morgan Securities Inc.

227 Park Avenue, 15th Floor

New York, NY 10172

Robert W. Baird & Co. Incorporated

First Wisconsin Center

777 East Wisconsin Avenue

Milwaukee, WI 53202

SCHEDULE B

Public offering price:  $14.00 per share

Shares offered:  5,500,000 shares, of which 1,000,000 shares are offered by the Company and 4,500,000 shares are offered by the Selling Shareholders named in the Preliminary Prospectus

Exhibit C

FORM OF OPINION OF THE COMPANY’S NEW JERSEY COUNSEL
to be delivered pursuant to Section 5(d)

February 18, 2009

Credit Suisse Securities (USA) LLC

Barclays Capital, Inc.

as Representatives of the several Underwriters

Ladies and Gentlemen:

We serve as special New Jersey counsel to Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”).  This opinion is furnished to you in connection with (i) the filing by the Company with the Securities and Exchange Commission (the “Commission”) of a registration statement on Form S-3 (the “Registration Statement”) which became effective on September 12, 2008 (File No. 333-152854), (ii) the prospectus contained in the Registration Statement (the “Prospectus”), relating to the offering and sale from time to time by the Company of up to 1,500,000 shares of the Company’s common stock, no par value (the “Common Stock”), and by the selling stockholders named in the Prospectus of up to 22,024,003 shares of the Common Stock, and (iii) (A) the preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) dated February 3, 2009 and (B) the prospectus supplement (the “Prospectus Supplement”) dated February 11, 2009, each relating to the offering and sale by the Company of up to 1,150,000 shares of the Common Stock (the “Company Shares”) and by the selling stockholders named therein (the “Selling Stockholders”) of up to 5,175,000 shares of the Common Stock (the “Selling Stockholders’ Shares”), in each case in the manner set forth therein.

In that connection, we have reviewed originals or copies of the following documents (the “Documents”):

(a)           The Registration Statement and the Prospectus Supplement;

(b)           The amended and restated certificate of incorporation and by-laws of the Company, as amended through the date hereof;

(c)           The Purchase Agreement (the “Purchase Agreement”) dated February 11, 2009 by and among the Company, the selling stockholders named therein and the underwriters named therein;;

(d)           Resolutions adopted by the Board of Directors of the Company on [    ], 2009 authorizing and approving the execution and delivery of the Purchase Agreement and the issuance and sale of the Company Shares pursuant to the Purchase Agreement; and

(e)           Originals or copies of such other corporate records of the Company, certificates of public officials and officers of the Company and agreements and other documents as we have deemed necessary as a basis for the opinions expressed below.

In our review of the Documents, we have assumed:

(a)           The genuineness of all signatures;

(b)           The authenticity of the originals of the documents submitted to us;

(c)           The conformity to authentic originals of any documents submitted to us as copies; and

(d)           As to matters of fact, the truthfulness of the statements made in certificates of public officials and officers of the Company.

We have not independently established the validity of the foregoing assumptions.

Members of our firm are admitted to practice law in the State of New Jersey, and we do not express any opinion as to the laws of any other jurisdiction.

Subject to the foregoing assumptions and the limitations and qualifications set forth below, it is our opinion that as of the date hereof

1.             The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey and has the corporate power and other power and authority under such laws, to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus, the Preliminary Prospectus Supplement and the Prospectus Supplement and to enter into and perform its obligations under the Purchase Agreement.

2.             The Company (a) has the corporate power to execute, deliver and perform the Purchase Agreement and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Purchase Agreement.

3.             The Purchase Agreement has been duly authorized, executed and delivered by the Company.

4.             The number of authorized, issued and outstanding shares of common stock of the Company is as set forth in the Prospectus Supplement under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Prospectus, the Preliminary Prospectus Supplement and the Prospectus Supplement or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the Prospectus, the Preliminary Prospectus Supplement and the Prospectus Supplement); the shares of issued and outstanding common stock of the Company, including the Selling Stockholders’ Shares, have been duly authorized and validly issued and are fully paid and nonassessable; the Company Shares have been duly authorized and, when delivered to and paid for in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable; none of the outstanding shares of common stock of the Company, including the Selling Stockholders’ Shares, were issued in violation of the statutory preemptive rights of any securityholder of the Company; and the issuance of the Company Shares in accordance with the terms of the Purchase Agreement is not subject to any statutory preemptive rights of any securityholder of the Company.

This opinion letter is rendered to you in connection with the transactions contemplated by the Registration Statement.  This opinion letter may not be relied upon by you for any other purpose without our prior written consent.  This opinion letter speaks only as of the date hereof.  We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein.

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement.  We also consent to the reference to our firm under the heading “Legal Matters” in the Prospectus Supplement.  In giving this consent, we do not hereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission.

Very truly yours,

McCarter & English, LLP

Exhibit D

FORM OF OPINION OF THE COMPANY’S OUTSIDE REGULATORY COUNSEL
to be delivered pursuant to Section 5(e)

Re:	Lincoln Educational Services Corporation
Shares of Common Stock

Ladies and Gentlemen:

We have acted as special educational regulatory counsel to Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”), in connection with the sale of                        shares of its common stock (the “Shares”) pursuant to the Purchase Agreement dated February     , 2008 (the “Purchase Agreement”), among the Company, the selling shareholders named in Schedule B thereto and the several underwriters named in Schedule A thereto.  This opinion letter is furnished to you pursuant to Section 5(e) of the Purchase Agreement.

For purposes of the opinions set forth herein, we have assumed without investigation that the documents examined by us are genuine and precisely match the final execution copies of the documents; the signatures on all such documents are genuine; all individuals executing such documents had all requisite legal capacity and competency; the documents submitted to us as originals are authentic and complete; the documents submitted to us as certified or reproduction copies conform to the originals; and the documents reviewed by us constitute legal, valid and binding obligations of the parties thereto.

We have examined such certificates of public officials, certificates of officers of the Company, originals (or copies thereof certified to our satisfaction) of corporate documents and records of the Company, and other documents, records and papers as we have deemed relevant and necessary in order to give the opinions hereinafter set forth. We also have assumed that any certificate, electronic message, or other document on which we have relied that was given or dated earlier than this opinion letter was accurate when given and has remained accurate as far as relevant to the opinions contained herein from such earlier date through and including the date of this letter.  With respect to certain of the opinions set forth herein, and the accuracy of certain factual matters upon which certain of the opinions set forth herein are based, we have relied, without investigation, solely upon certifications of officers of the Company. We have relied upon the aforesaid certifications for the accuracy of certain material factual matters which were not independently established by us. Capitalized terms utilized herein and not otherwise defined shall have the same meaning as in the Purchase Agreement. Where in this opinion letter a statement is made “to our knowledge,” it means that none of the attorneys in our who have given substantive attention to legal representation of the Company in matters relating directly to the Purchase Agreement and the transactions contemplated thereby has current actual knowledge of the inaccuracy of such statement.

On the basis of the foregoing, and in reliance thereon, and subject to the assumptions, limitations, qualifications and exceptions contained herein, we are of the opinion that:

1.             The statements under the captions (i) “Prospectus Supplement Summary - Regulation” and “Risk Factors – Risks Related to the Offering – Future sales of a substantial amount of our common stock could result in a change of control of our schools, which could require any affected schools to reaffirm their DOE approvals, state authorizations and accreditations and their ability to participate in Title IV Programs” in the General Disclosure Package and the Prospectus and under the captions “Business – Regulatory

Environment”, “Risk Factors – Risks Related to Our Industry”, “Risk Factors – Risks Related to Our Business – Failure on our part to establish and operate additional schools or campuses or effectively identify suitable expansion opportunities could reduce our ability to implement our growth strategy” and (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations – General” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Form 10-K) as supplemented by the statements under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Regulatory Developments” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008 (the “September 30, 2008 Form 10-Q”), insofar as such statements constitute a summary of applicable federal and state laws and regulations or a summary of judicial and administrative proceedings with respect to the operation of postsecondary educational institutions (collectively, “Regulatory Matters”), are as of the date of this opinion letter accurate in all material respects and present fairly the information conveyed therein.

2.             We have no knowledge that leads us to believe that, as of the Applicable Time or the date of this opinion letter, the information contained in the statements under the captions (i) “Prospectus Supplement Summary - Regulation” and “Risk Factors – Risks Related to the Offering – Future sales of a substantial amount of our common stock could result in a change of control of our schools, which could require any affected schools to reaffirm their DOE approvals, state authorizations and accreditations and their ability to participate in Title IV Programs” in the General Disclosure Package and the Prospectus and under the captions “Business – Regulatory Environment”, “Risk Factors – Risks Related to Our Industry”, “Risk Factors – Risks Related to Our Business – Failure on our part to establish and operate additional schools or campuses or effectively identify suitable expansion opportunities could reduce our ability to implement our growth strategy” and (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations – General” in the 2007 Form 10-K as supplemented by the statements under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Regulatory Developments” in the September 30, 2008 Form 10-Q, insofar as such statements constitute a summary of Regulatory Matters, contained or contain, as the case may be, any untrue statement of a material fact or omitted or omit, as the case may be, to state any material fact necessary to make the statements therein not misleading.

3.             Based on the assumption that the offer and sale of the Shares pursuant to the Purchase Agreement will not result in a person acquiring ownership and control of the Company such that the Company is required to file a Current Report on Form 8-K with the Commission as a result of such acquisition the offer and sale of the Shares pursuant to the Purchase Agreement will not constitute a change in ownership resulting in a change in control under Title IV of the Higher Education Act of 1965, as amended (the “HEA”).

4.             Except as disclosed in the General Disclosure Package and the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, the U.S. Department of Education under Title IV of the HEA is required for the offer and sale of the Shares pursuant to the Purchase Agreement.

5.             To our knowledge, the execution, delivery and performance by the Company of the Purchase Agreement and the offer and sale of the Shares pursuant to the Purchase Agreement, do not and will not conflict with or result in a violation of (i) Title IV of the HEA or (ii) any rule, regulation or requirement of the U.S. Department of Education promulgated under Title IV of the HEA, except for such conflicts or violations which would not be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

6.             To our knowledge, except as disclosed in the General Disclosure Package and the

Prospectus, the Company and each of its subsidiaries have all necessary licenses, certificates, permits and other authorizations required for each of the Company’s schools to participate in Title IV Programs under the HEA and pursuant to which the Company or any of its subsidiaries must be authorized by applicable states to engage in rendering educational services as described in the General Disclosure Package and the Prospectus, except where the failure to so have any such licenses, certificates, permits and other authorizations would not be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

Except as specifically set forth above, the foregoing opinions relate only to matters of federal law.  We do not purport to express any opinion of the law of any other jurisdiction.

This opinion letter is limited to the matters expressly stated herein, and no additional or other opinion is implied or may be inferred to extend this opinion letter beyond the matters expressly stated herein.  We express no opinion as to any matters beyond the scope of the regulatory issues discussed above.

The opinions expressed in this letter have been prepared solely for your use and reliance in connection with the closing of the offering as described in the Prospectus, and may not be relied on by any other entity or person or for any other purpose.  The opinions expressed in this letter are made only as of the date hereof and cannot be relied upon with respect to events which occur subsequent to the issuance of this letter.  We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this letter.

This opinion is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any governmental agency.  Other than the addressee hereof, no one is entitled to rely on this opinion.

Yours truly,

Exhibit E

FORM OF OPINION OF COUNSEL TO FIVE MILE RIVER CAPITAL PARTNERS LLC
to be delivered pursuant to Section 5(f)

February 18, 2009

Credit Suisse Securities (USA) LLC

Barclays Capital Inc.

Re:                               Lincoln Educational Services Corporation

Ladies and Gentlemen:

We have acted as corporate counsel to Five Mile River Capital Partners LLC, a Delaware limited liability company (the “Selling Stockholder”), in connection with the execution and delivery of the documents identified on Exhibit A attached hereto (collectively, the “Opinion Documents”) pertaining to the sale of common stock, no par value per share, of Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”), pursuant to that certain Purchase Agreement, dated as of February 11, 2009 (the “Purchase Agreement”), among the Company, the selling stockholders named therein and the underwriters named therein.  This opinion letter is being delivered at the request of the Selling Stockholder pursuant to Section 5(f) of the Purchase Agreement.  Please note that we are not counsel to Back to School Acquisition, L.L.C., David F. Carney, Scott M. Shaw or any party to the Opinion Documents (other than the Selling Stockholder).  Capitalized terms not defined in this opinion letter shall have the meanings ascribed to them in the Purchase Agreement.

                As such counsel and for purposes of our opinions set forth below, we have examined copies, certified or otherwise identified to our satisfaction, of such documents, records, certificates of public officials and other instruments as we have deemed necessary or appropriate as a basis for the opinions set forth in this opinion letter, including, without limitation, (i) the Opinion Documents, (ii) the Second Amended and Restated Limited Liability Company Operating Agreement of the Selling Stockholder dated as of October 31, 2000, and (iii) the Certificate of Formation of the Selling Stockholder, as filed with the Secretary of State of the State of Delaware on June 17, 1999 (items (ii) and (iii) are collectively referred to herein as the “Selling Stockholder’s Organizational Documents”).  In addition, we have examined either original, certified copies or copies otherwise authenticated to our satisfaction of such other documents as we deemed necessary or advisable to examine in order to enable us to render the opinions expressed herein.

As to various questions of fact material to the opinions expressed herein, we have also relied upon the representations and warranties of the parties (other than the Selling Stockholder) set forth in the Opinion Documents.  In addition, we have made such other examination as to matters of fact and law as we deemed necessary in order to enable us to render this opinion letter.

The opinions expressed herein are qualified in their entirety as follows:

(a)            No opinion is expressed with respect to laws other than the laws of the State of New York, except that, in addition, the applicable portions of the opinions in numbered paragraphs 1, 2 and 3 hereof are limited to the statutory provisions of the Delaware Limited Liability Company Act.  We express no opinion with respect to the law of any other jurisdiction, and no opinion with respect to the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.  We have assumed for the purposes of this opinion letter that the parties’ choice of law will be respected, and accordingly we express no opinion as to the choice of law rules or other laws that any tribunal may apply to the transactions referred to in this opinion letter.

(b)           To the extent that matters concerning the laws of the State of New York are involved in the opinions expressed below our opinions are based solely on official compilations of such laws.

(c)            To the extent that the opinions relate to the enforceability of any of the Opinion Documents, the opinions are subject to the effect of applicable bankruptcy, insolvency, rearrangement, reorganization, liquidation, conservatorship, moratorium, fraudulent conveyance and other similar laws affecting creditors’ rights generally.

(d)           No opinion is expressed as to (i) the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (ii) the enforceability of any equitable remedies insofar as such remedies may be subject to overriding considerations of public policy.

(e)           We have assumed that the transactions contemplated by the Opinion Documents comply with any good faith, commercial reasonableness or fairness test required by applicable law.

(f)            We have assumed the organization, existence, good standing and capacity of the parties to the Opinion Documents (other than the Selling Stockholder), and that such parties (other than the Selling Stockholder) have the right, power and authority to execute and deliver the Opinion Documents to which they are a party.

(g)           We have assumed that all documents purporting to be executed by the parties thereto (other than the Selling Stockholder) have, in fact, been executed and delivered.  We have assumed the authenticity of all documents submitted to us as originals and the conformity with the original documents in final form of any copies thereof submitted to us for our examination.

(h)           Whenever our opinion is specifically qualified as to our “knowledge” with respect to the existence or absence of facts given herein, it is intended to signify that during our course of representation of the Selling Stockholder as described herein, no information has come to our attention after a review of our office files relating to the Selling Stockholder which would give us actual knowledge of the existence or absence of such facts.  However, except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts, and thus material information as to such matters may not have come to our attention during the course of our representation of the Selling Stockholder, and accordingly, no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of the Selling Stockholder.

(i)            We have assumed that there are no documents or agreements, other than the Opinion Documents which would expand, modify or otherwise affect the obligations of the respective parties under the Opinion Documents and which could have an adverse effect on the opinions rendered herein.

(j)            We have assumed that the execution and delivery of the Opinion Documents are free of mutual mistake of fact, fraud, misrepresentation, concealment, undue influence, duress or criminal activity and we are not aware of the existence of any of the foregoing.

(k)           We have assumed the legal capacity of all natural persons executing the Opinion Documents.

(l)            We have assumed that the factual statements contained in the Certificate of the Selling Stockholder set forth on Exhibit B attached to this opinion letter are true and correct on and as of the date hereof.

(m)          We express no opinion with respect to the federal securities laws or the “blue sky” or securities laws of any other jurisdiction.

We are not opining upon and do not assume any responsibility for, and have not independently checked or verified the accuracy, completeness, or fairness of the information contained in any registration statements, prospectuses or other filings, including, but not limited to, registration statements, prospectuses or other filings relating to the Shares and/or the transactions contemplated by the Opinion Documents.

In rendering the opinion expressed in numbered paragraph 4 below, please note that our opinion is limited solely to statutory laws and regulations which are applicable to transactions in the nature of those contemplated by the Opinion Documents.

In rendering the opinion expressed in numbered paragraph 6 below, please note that we have not conducted a UCC search in any jurisdiction with respect to any liens and/or claims against the Shares or a docket search in any jurisdiction with respect to litigation, nor have we undertaken any further inquiry whatsoever.

Based upon the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth herein, we are of the following opinion:

1.             The Opinion Documents have been duly authorized, executed and delivered by the Selling Stockholder and constitute the valid, binding and enforceable agreement of the Selling Stockholder.

2.             The execution and delivery by the Selling Stockholder of the Opinion Documents do not, and the performance by the Selling Stockholder of its obligations thereunder, will not contravene any provision of the Selling Stockholder’s Organizational Documents.

3.             To our knowledge, the execution and delivery by the Selling Stockholder of the Opinion Documents do not, and the performance by the Selling Stockholder of its obligations thereunder, will not breach, or result in a default under, any existing obligation of the Selling Stockholder under any indenture, mortgage, deed of trust, security agreement, lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which its properties are bound, or the terms of any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder.

4.             The execution and delivery by the Selling Stockholder of, and performance by it of its obligations under, the Opinion Documents do not violate applicable provisions of statutory law or regulation.

5.             No authorization, approval or other action by, and no notice to or filing with, any United States federal or state governmental authority or regulatory body, or any third party is required for the due execution, delivery or performance by the Selling Stockholder of any Opinion Documents, except as have been obtained and are in full force and effect.

6.             Assuming the Underwriters’ purchase the Shares to be sold by the Selling Shareholder for value without notice of any adverse claim within the meaning of Section 8-105 of the NYUCC, the Underwriters will acquire their respective interests in such Shares (including, without limitation, all rights that the Selling Shareholder had or has the power to transfer in such Shares) free and clear of any adverse claim within the meaning of Section 8-102 of the NYUCC.

                This opinion letter deals only with the specified legal issues expressly addressed herein, and the Underwriters should not infer any opinion that is not explicitly addressed herein from any matter stated in this opinion letter.

                This opinion is rendered solely to the Underwriters in connection with the transactions contemplated by the Opinion Documents.  This opinion may not be relied upon by the Underwriters for any other purpose or relied upon by any other person without our prior written consent.  In addition, reliance upon this opinion in connection with the matters set forth herein is subject to the understanding that (a) the opinion rendered herein does not address any matter or issue arising out of or related to any transaction subsequent to the date hereof, and (b) the opinion rendered herein is rendered as of the date hereof and is not to be deemed to have been reissued or updated by any subsequent delivery of a copy hereof.  Further, we do not undertake to advise the Underwriters or any other person with regard to any change after the date hereof in the circumstances or law that may bear on the matters set forth herein and which may bear on the conclusions or other matters expressed in this opinion.  Without our prior written consent, this opinion may not be used or relied upon by any person, or in any other context or for any other purpose, and may not be quoted, in whole or in part, or otherwise referred to, nor filed with or furnished to any governmental agency or other person.

Yours Truly,

EXHIBIT A

OPINION DOCUMENTS

1.	Purchase Agreement, dated as of February , 2009, among Lincoln Educational Services Corporation, the selling stockholders listed therein and the underwriters named therein.

2.	Custody Agreement, dated as of February , 2009, among the selling stockholders named therein and Continental Stock Transfer & Trust Company.

3.	Irrevocable Power of Attorney of Selling Stockholder, dated as of February , 2009.

4.	Lock-up Letter dated as of February , 2009 issued by the Selling Stockholder to Credit Suisse Securities (USA) LLC and Barclays Capital Inc.

Exhibit F-1

FORM OF OPINION OF COUNSEL TO BACK TO SCHOOL ACQUISITION, L.L.C., DAVID F. CARNEY AND SCOTT M. SHAW

to be delivered pursuant to Section 5(g)

February 18, 2009

To the Persons listed in Schedule A

Lincoln Educational Services Corporation

Public Offering

of 4,100,000 shares of common stock

Ladies and Gentlemen:

We have acted as counsel to Back to School Acquisition L.L.C., a Delaware limited liability company (“BSA”), David F. Carney and Scott M. Shaw (such persons, the “Individual Selling Shareholders”, and together with BSA, the “Selling Shareholders”), in connection with the sale by the Selling Shareholders of 4,100,000 shares (the “Shares”), in the aggregate, of the common stock, no par value, of Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”), pursuant to the Purchase Agreement, dated as of February 11, 2009 (the “Purchase Agreement”), among the Company, the selling shareholders named therein and each of you.  This opinion is furnished to you pursuant to Section 5(g) of the Purchase Agreement.

In that connection, we have reviewed originals or copies of the following documents:

(a)                                  The Purchase Agreement.

(b)                                 The Custody Agreement, dated as of February 9, 2009 (the “Custody Agreement”) between the selling shareholders named therein and Continental Stock Transfer & Trust Company, as custodian.

The documents described in the foregoing clauses (a) and (b) are collectively referred to herein as the “Opinion Documents.”

We have also reviewed the following:

(a)                                  The registration statement on Form S-3 (Registration No. 333-152854) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) on August 7, 2008 (such registration statement, at the time it became effective, including the documents incorporated by reference therein and the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, being hereinafter referred to as the “Registration Statement”).

(b)                                 The prospectus, dated September 12, 2008, forming a part of the Registration Statement, with respect to the offering from time to time of shares of the Company’s common stock (the “Base Prospectus”).

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(c)                                  The preliminary prospectus supplement, dated February 3, 2009, relating to the Shares (the “Preliminary Prospectus Supplement”) (the Base Prospectus, as supplemented by the Preliminary Prospectus Supplement, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, being hereinafter collectively referred to as the “Preliminary Prospectus”).

(d)                                 The final prospectus supplement, dated February 11, 2009, relating to the Shares (the “Final Prospectus Supplement”) (the Base Prospectus, as supplemented by the Final Prospectus Supplement, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, being hereinafter collectively referred to as the “Final Prospectus”).

(e)                                  The documents incorporated by reference in the Registration Statement.

(f)                                    The certificate of formation and the limited liability company agreement of BSA (collectively, the “Organizational Documents”).

(g)                                 The originals or copies of the agreements and documents listed in Schedule B.

(h)                                 Originals or copies of such other corporate records of the Company and BSA, certificates of public officials and of officers of the Company and BSA and agreements and other documents as we have deemed necessary as a basis for the opinions expressed below.

In our review of the Opinion Documents and other documents, we have assumed:

(a)                                  The genuineness of all signatures.

(b)                                 The authenticity of the originals of the documents submitted to us.

(c)                                  The conformity to authentic originals of any documents submitted to us as copies.

(d)                                 As to matters of fact, the truthfulness of the representations made in the Opinion Documents and in certificates of public officials and officers of the Company and BSA.

(e)                                  That each of the Opinion Documents is the legal, valid and binding obligation of each party thereto, other than the Selling Shareholders, enforceable against each such party in accordance with its terms.

(f)                                    That:

(i)                                      BSA is an entity duly organized and validly existing under the laws of the jurisdiction of its organization.

(ii)                                   BSA has power and authority (limited liability company or otherwise) to execute, deliver and perform, and has duly authorized, executed, and delivered (except to the extent Generally Applicable Law is applicable to such execution and delivery), the Opinion Documents.

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(iii)                             Each Individual Selling Shareholder has capacity to execute, deliver and perform, and has duly executed and delivered (except to the extent Generally Applicable Law is applicable to such execution and delivery), the Opinion Documents.

(iv)                               The execution, delivery and performance by BSA of the Opinion Documents have been duly authorized by all necessary action (limited liability company or otherwise) and do not contravene its Organizational Documents.

(v)                                  The execution, delivery and performance by each Selling Shareholder of the Opinion Documents does not:

(A)                              except with respect to Generally Applicable Law, violate any law, rule or regulation applicable to it; or

(B)                                result in any conflict with or breach of any agreement or document binding on it (other than the documents and agreements listed on Schedule C hereto) of which any addressee hereof has knowledge, has received notice or has reason to know.

(vi)                               Except with respect to Generally Applicable Law, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it of which an addressee has knowledge, has received notice or has reason to know) any other third party is required for the due execution, delivery or performance by the Selling Shareholders of any Opinion Document or, if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

(g)                                 Each Underwriter listed on Schedule A to the Purchase Agreement (each, an “Underwriter”) is a Depository Trust Company (“DTC”) participant.  As such, each Underwriter maintains a customer account with DTC in the name of such Underwriter, and such customer account is the subject of an agreement between DTC and such Underwriter providing, among other things, that:  (i) financial assets (as defined in Section 8-102(a)(9) of the Uniform Commercial Code as currently in effect in the state of New York (“NYUCC”)) (including financial assets consisting of security entitlements with respect to the Securities sold to such Underwriter) may be credited to such customer account; (ii) DTC undertakes to treat such Underwriter as entitled to exercise the rights that comprise the financial assets so credited from time to time to such customer account in accordance with Article 8, Part 5 of NYUCC ; and (iii) such agreement is governed by the law of the State of New York (such that DTC’s “securities intermediary’s jurisdiction” (as defined in Section 8-110(e)) of NYUCC is New York).

We have not independently established the validity of the foregoing assumptions.

“Generally Applicable Law” means the federal law of the United States of America, and the law of the State of New York (including the rules or regulations promulgated thereunder or pursuant thereto), that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company and the Selling Shareholders, the Opinion Documents or the transactions governed by the Opinion Documents.  Without limiting the generality of the foregoing definition of Generally Applicable Law, the term “Generally Applicable Law” does not include any law,

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rule or regulation that is applicable to the Company, the Selling Shareholder, the Opinion Documents or such transactions (including any law, rule or regulation applicable to individuals, companies or businesses because such entities provide educational services) solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Opinion Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

Based upon the foregoing and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that:

1.                                    Insofar as New York law governs the execution and delivery of the Purchase Agreement, the Purchase Agreement has been duly executed and delivered by each of the Selling Shareholders.

2.                                    Insofar as New York law governs the execution and delivery of the Custody Agreement, the Custody Agreement has been duly executed and delivered by each of the Selling Shareholders, and constitutes the legal, valid and binding obligation of each Selling Shareholder, enforceable against each Selling Shareholder in accordance with its terms.

3.                                    The execution and delivery by each Selling Shareholder of each Opinion Document does not, and the performance by each Selling Shareholder of its obligations thereunder, will not (a) result in a violation of Generally Applicable Law or (b) result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of any Selling Shareholder under, or result in or require the creation of any lien upon or security interest in any property of any Selling Shareholder pursuant to the terms of, any agreement or document listed in the Schedule C.

4.                                    No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, or an third party that is a party to any of the documents listed in Schedule B is required for the  due execution, delivery or performance by any Selling Shareholders of any Opinion Document, except as have been obtained and are in full force and effect under the Securities Act or as may be required under the securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Shares.

5.                                    Assuming (i) the Underwriters’ purchase of the Shares from the Selling Shareholders is for value, (ii) the Underwriters’ securities intermediary has indicated by book entry that the Shares have been credited to the Underwriters’ securities accounts (such security entitlements, the “Shares Security Entitlements”) and (iii) the Underwriters have no notice of any adverse claim to any of the Shares or their respective Shares Security Entitlements, no action based on an adverse claim to the Shares or the Shares Security Entitlements may be asserted against the Underwriters.

Our opinions expressed above are subject to the following qualifications:

(a)                                  Our opinion in paragraph 2 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (including without limitation all laws relating to fraudulent transfers).

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(b)                                 Our opinion in paragraph 2 above is also subject to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

(c)                                  Our opinion in paragraph 5 is limited to Article 8 of the NYUCC and therefore such opinion does not address laws other than Article 8 of the NYUCC.  Terms defined in Articles 1 and 8 of the NYUCC are used in paragraph 5 as therein defined.

(d)                                 Our opinions are limited to Generally Applicable Law, and we do not express any opinion herein concerning any other law.

This opinion letter is rendered to you in connection with the transactions contemplated by the Opinion Documents.  This opinion letter may not be relied upon by you for any other purpose without our prior written consent.

This opinion letter speaks only as of the date hereof.  We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein.

Very truly yours,

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SCHEDULE A

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, NY 10010

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Barrington Research Associates, Inc.

161 North Clark Street, Suite 2950

Chicago, IL 60601

BMO Capital Markets Corp.

3 Times Square, 29th Floor

New York, NY 10036

J.P. Morgan Securities Inc.

227 Park Avenue, 15th Floor

New York, NY 10172

Robert W. Baird & Co. Incorporated

First Wisconsin Center

777 East Wisconsin Avenue

Milwaukee, WI 53202

SCHEDULE B

1.                                    Stockholders’ Agreement, dated as of September 15, 1999, among Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and Five Mile River Capital Partners LLC.

2.                                    Letter agreement, dated August 9, 2000, by Back to School Acquisition, L.L.C., amending the Stockholders’ Agreement.

3.                                    Letter agreement, dated August 9, 2000, by Lincoln Technical Institute, Inc., amending the Stockholders’ Agreement.

4.                                    Management Stockholders Agreement, dated as of January 1, 2002, by and among Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and the Stockholders and other holders of options under the Management Stock Option Plan listed therein.

5.                                    Assumption Agreement and First Amendment to Management Stockholders Agreement, dated as of December 20, 2007, by and among Lincoln Educational Services Corporation, Lincoln Technical Institute, Inc., Back to School Acquisition, L.L.C. and the Management Investors parties therein.

6.                                    Registration Rights Agreement between the Company and Back to School Acquisition, L.L.C..

7.                                    Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and David F. Carney.

8.                                    Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and David F. Carney.

9.                                    Amended and Restated Employment Agreement, dated as of February 1, 2007, between the Company and Scott M. Shaw.

10.                              Amendment to Amended and Restated Employment Agreement, dated as of January 14, 2009, between the Company and Scott M. Shaw.

11.                              Management Stock Subscription Agreement, dated January 1, 2002, among Lincoln Technical Institute, Inc. and certain management investors.

12.                              Stockholder’s Agreement among the Company, Back to School Acquisition L.L.C., Steven W. Hart and Steven W. Hart 2003 Grantor Retained Annuity Trust.

Exhibit F-2

February 18, 2009

To Each of the Parties

  Listed on Schedule A Hereto

Re:	Back to School Acquisition, L.L.C.

Ladies and Gentlemen:

We have acted as special Delaware counsel for Back to School Acquisition, L.L.C., a Delaware limited liability company (the “Company”), in connection with the sale by the Company of shares (the “Shares”), of the common stock, no par value, of Lincoln Educational Services Corporation, a New Jersey corporation (“Lincoln”), pursuant to the Purchase Agreement, dated as of February 11, 2009 (the “Purchase Agreement”), among Lincoln, the Company, the selling shareholders named therein and each of you.  This opinion is furnished to you pursuant to Section 5(g) of the Purchase Agreement.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts of the following:

(a)           The Certificate of Formation of the Company, dated as of April 22, 1999 (the “LLC Certificate”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 22, 1999;

(b)           The Agreement of Limited Liability Company of the Company, dated as of April 22, 1999 (the “LLC Agreement”), entered into by Stonington Capital Appreciation 1994 Fund, L.P., as the sole member;

(c)           The Written Consent of the Sole Member of the Company, dated as of February     , 2009 (the “Consent”);

(d)           A Certificate of the Sole Member of the Company, dated as of February     , 2009 (the “Certificate”), as to certain matters;

(e)           The documents listed on Schedule B attached hereto (jointly, the “Transaction Documents”); and

(f)            A Certificate of Good Standing for the Company, dated February     , 2009, obtained from the Secretary of State.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above.  In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into any document reviewed by us.  We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.  We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

F-2-1

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the originals of those documents.

For purposes of this opinion, we have assumed (i) except to the extent provided in numbered paragraph 1 below, that each party to the documents examined by us is duly organized or formed, as the case may be, and validly exists in good standing under the laws of the jurisdiction governing its organization or formation (ii) that the natural persons who are signatories to the documents examined by us have the legal capacity to sign such documents, (iii) except to the extent provided in numbered paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) except to the extent provided in numbered paragraph 3 below, that all of the documents examined by us have been duly authorized, executed and delivered by all parties thereto, (v) that the LLC Certificate, the LLC Agreement, the Consent and the Certificate are in full force and effect, have not been amended and no amendment of such documents is pending or has been proposed, and (vi) that there are no proceedings pending for the merger, consolidation, conversion, dissolution, liquidation or termination of the Company.  We have not participated in the preparation of any offering material relating to the Company or the transactions contemplated by the Transaction Documents and assume no responsibility for the contents of any such material.

This opinion is limited to the laws of the State of Delaware (excluding the securities, blue sky and tax laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto.  Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.  In rendering the opinions set forth herein, we express no opinion concerning the nature or validity of title to any property.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

(a)           The Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

(b)           Under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “LLC Act”) and the LLC Agreement, the Company has all necessary limited liability company power and authority to execute and deliver the Transaction Documents, and to perform its obligations thereunder.

(c)           Under the LLC Act, the LLC Agreement and the Consent, the execution and delivery by the Company of the Transaction Documents, and the performance by the Company of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of the Company.  Under the LLC Act, the LLC Agreement, the Consent and the Certificate, the Transaction Documents have been duly executed and delivered by the Company to the underwriters listed on Schedule A hereto.

(d)           The execution and delivery by the Company of the Transaction Documents, and the performance by the Company of its obligations thereunder, do not violate the LLC Certificate or the LLC Agreement.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the transactions contemplated by the Transaction Documents.  In connection with the foregoing, we

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hereby consent to your relying as to matters of Delaware law upon this opinion in connection with the transactions contemplated by the Transaction Documents, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect.  Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

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SCHEDULE A

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, NY 10010

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Barrington Research Associates, Inc.

161 North Clark Street, Suite 2950

Chicago, IL 60601

BMO Capital Markets Corp.

3 Times Square, 29th Floor

New York, NY 10036

J.P. Morgan Securities Inc.

227 Park Avenue, 15th Floor

New York, NY 10172

Robert W. Baird & Co. Incorporated

First Wisconsin Center

777 East Wisconsin Avenue

Milwaukee, WI 53202

SCHEDULE B

1.             Purchase Agreement, dated as of February     , 2009, among Lincoln Educational Services Corporation, the selling stockholders listed therein and the underwriters named therein.

2              Custody Agreement, dated as of February     , 2009, among the selling stockholders named therein and Continental Stock Transfer & Trust Company.

3.             Irrevocable Power of Attorney of Back to School Acquisition, L.L.C.,  dated as of February     , 2009.

4.             Lock-up Letter of Back to School Acquisition, L.L.C.,  dated as of February        , 2009.

Exhibit G

LINCOLN EDUCATIONAL SERVICES CORPORATION

CERTIFICATE OF THE CHIEF FINANCIAL OFFICER

Reference is hereby made to that certain Purchase Agreement, dated February 11, 2009 (the “Purchase Agreement”) by and among Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”), and Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as representatives of the several underwriters named therein (the “Underwriters”).  Pursuant to Section 5(i) of the Purchase Agreement, and in connection with the sale of shares of the Company’s common stock, no par value, pursuant to the Company’s Registration Statement filed on August 7, 2008 (File No. 333-152854), the Disclosure Package, the Preliminary Prospectus and the Final Prospectus, I, Cesar Ribeiro, the duly appointed Senior Vice President, Chief Financial Officer and Treasurer of the Company, DO HEREBY CERTIFY that:

1.             I have reviewed the Registration Statement, the Disclosure Package, the Preliminary Prospectus and the Final Prospectus including certain statements under the heading “Recent Developments” in the Disclosure Package, the Preliminary Prospectus and the Final Prospectus, which items are specified in paragraph 4 below (the “Specified Items”).

2.             No completed consolidated financial statements of the Company as of any date or for any period subsequent to November 30, 2008 are available. The unaudited consolidated financial statements of the Company as of any date or for any period subsequent to November 30, 2008 are incomplete in that they omit the necessary adjustments for the fair presentation of the information set forth therein.

3.             For the purposes of this certificate, I have compared the Specified Items (as indicated by tickmarks below) to:

TICKMARK [A]  The Company’s financial statements, books or audit records and found  them to be in agreement.

TICKMARK [B]   The Company’s estimates, schedules or analyses and found them to be in agreement.

4.             The Specified Items and the related tickmarks identified in paragraph 3 above are as follows:

A.            Page S-3 - “On January 20, 2009, we completed the acquisition of four of the five schools comprising Baran Institute of Technology … for approximately $25.3 million in cash”. Tickmark [B]

B.            Page S-3 - “In connection with these acquisitions, we expect to record a charge of approximately $0.02 per share in the fourth quarter of 2008 and for the year ended December 31, 2008 and $0.01 per share in the first quarter of 2009…” Tickmark [B]

C.            Page S-4 – “On December 1, 2008, we completed the acquisition of Briarwood College for approximately $11.4 million in cash.” Tickmark [A]

D.            Page S-4 - “Student starts in the fourth quarter of 2008 increased 17.1% over the comparable period in the prior year.” Tickmark [B]

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E.             Page S-4 – “We expect 2008 year-end student enrollment, on a same school basis, to exceed 2007 year-end enrollment by approximately 17%...” Tickmark [B]

Capitalized terms used herein but not defined have the meaning assigned to them in the Purchase Agreement.

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Exhibit H

Form of lock-up from directors, officers or other stockholders pursuant to Section 5(n)

February 3, 2009

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York 10010

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

As Representatives of the several

Underwriters to be named in the

within mentioned Purchase Agreement

Re:	Proposed Public Offering by Lincoln Educational Services Corporation

Dear Ladies and Gentlemen:

The undersigned, a shareholder, an officer and/or a director of Lincoln Educational Services Corporation, a New Jersey corporation (the “Company”), understands that Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Barclays Capital Inc. (“Barclays”), as representatives of the underwriters, propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company and the Selling Shareholders named in the Purchase Agreement providing for the public offering (the “Public Offering”) of shares (the “Securities”) of the Company’s common stock, no par value per share (the “Common Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder, officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Credit Suisse and Barclays, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

The foregoing shall not apply to any Lock-Up Securities transferred:

(i)            as a bona fide gift or gifts; or

(ii)           to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)          by operation of law, such as rules of intestate succession or statutes governing the effects of a merger; or

(iv)          pursuant to the exercise of any stock option granted as a direct or indirect result of any Company program, including but not limited to, any form of “cashless” exercise generally available for such grants, provided that the net resulting shares from such stock option exercise are not sold during the lock-up period; or

(v)           pursuant to the use of any Common Stock or stock options as collateral for a loan provided that the holder of such collateral executes this agreement or an agreement in substantially similar form; or

(vi)          as a distribution to limited partners, members or stockholders of the undersigned; or

(vii)         to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;

provided that, in each case, unless required by applicable law, the undersigned does not voluntarily effect any public filing or report regarding such transfers; provided further that, in the case of any transfer or distribution pursuant to (i), (ii) or (vii) above, prior to any such distribution, transfer or donation: (1) Credit Suisse and Barclays shall receive a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such distribution, transfer or donation shall not involve a disposition for value.

The first paragraph of this letter shall not prohibit the entering into  “10b5-1 trading plans” by officers and directors of the Company and the filing of a resale registration statement with the Securities and Exchange Commission in connection with such “10b5-1 trading plans” provided that, no sales are effected under such registration statement until the expiration of the lock-up period pursuant to this letter.

Notwithstanding any of the foregoing, if:

(1)           during the last 17 days of the 90-day lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)           prior to the expiration of the 90-day lock-up period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day lock-up period, the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Credit Suisse and Barclays waive, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the 90-day lock-up period pursuant to the previous paragraph will be delivered by Credit Suisse and Barclays to the Company (in accordance with the Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.  The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial 90-day lock-up period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the 90-day lock-up period (as may have been extended pursuant to the previous paragraph) has expired.